UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2018

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (I.R.S. Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2018, R. Brian Knaley, the Chief Financial Officer of ARC Group Worldwide, Inc. (the “Company”), advised the Company’s Board of Directors that he will resign from his position with the Company effective on the earlier of: (i) the first business day following the filing of the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2018; or (ii) September 20, 2018 (the “Effective Date”).

The Board of Directors has accepted Mr. Knaley’s prospective resignation and appointed Mr. Aaron Willman to serve as Chief Financial Officer of the Company, to be effective on the Effective Date.

Mr. Willman has served as General Manager of the Company’s ARC Stamping subsidiary since 2014, also known as Kecy Metal Technologies (“Kecy”), one of the industry’s leading precision metal stamping companies.  Prior to his affiliation with Kecy in 2013, Mr. Willman was employed by Plante Moran from 2008 to 2012 where he qualified for his CPA credentials and served in their tax, consulting, and audits teams.  Plante Moran is the 14th largest certified public accounting and business advisory firm in the United States offering audit, accounting, tax and business advisory consulting services.  Mr. Willman is 34 years old and obtained his bachelor’s degree at Bowling Green University with dual majors in accounting and finance, with an additional concentration in economics.  Mr. Willman will receive annual compensation in the amount of $180,000 per year and will receive incentive stock options for the purchase of 108,374 shares of Company common stock under the Company’s equity incentive plan, at a purchase price per share equal to the Company’s closing price per share on the date of grant as quoted on the NASDAQ Stock Market.  Mr. Willman has entered into a customary form of indemnification agreement with the Company in respect of his services to be rendered as Chief Financial Officer of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

February 4
Exhibit No.	Description

99.1	Press Release issued by the Company on August 31, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Febru
ARC Group Worldwide, Inc.
(Registrant)

Date: August 31 2018	By:	/s/ Brian Knaley
		Name:	Brian Knaley
		Title:	Chief Financial Officer and Principal Accounting Officer

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